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                                  EXHIBIT 10(i)

                         CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Massachusetts Mutual Life Insurance Company

We consent to the inclusion in this Post-Effective Amendment No. 17 to the Registration Statement of Massachusetts Mutual Variable Annuity Separate Account 1 - Flex-Annuity IV (Qualified) segment on Form N-4 (Registration No. 2-75412) of our report dated February 3, 1998 and February 4, 1998 on our audits of Massachusetts Mutual Variable Annuity Separate Account 1 - Variable Annuity Fund 4 and Flex-Annuity IV (Qualified) segments and Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV (Non-Qualified) segment, respectively, and of our report dated February 6, 1998, on our of statutory financial statements of Massachusetts Mutual Life Insurance Company, which includes explanatory paragraphs relating to the use of statutory accounting practices, which differ from generally accepted accounting principles. We also consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information.

Coopers & Lybrand, L.L.P.
Springfield, Massachusetts
April 24, 1998

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